EXHIBIT 99.1                                                      News Release



                                                      Vectren Corporation

                                                      P.O. Box 209

                                                      Evansville, IN 47702-0209

October 23, 2001

FOR IMMEDIATE RELEASE

                               Vectren Corporation
                          Reports Third Quarter Results

Evansville, Indiana - Today, Vectren Corporation (NYSE:VVC) announced 2001 third quarter income from operations of $9.2 million, or $.14 per share, compared to $18.1 million, or $.29 per share, for the same quarter a year ago. Results for the current quarter reflect seasonal operating losses for the Ohio gas distribution operations, which were not reflected in results for the same period last year, and increased uncollectible accounts expense resulting from last years increased gas prices.

Reported net income for the quarter was $4.5 million, or $.07 per share, compared to net income of $15.5 million, or $.25 per share, for the same period a year ago. The third quarter for both periods reflects the impact of restructuring costs incurred in the continuing organizational alignment following the 2000 merger. The current quarter also includes the negative impact of market price swings as a result of marking power contracts to market under the accounting standard, FAS 133. Income from operations has been adjusted by these items.

Reported net income for the nine months ended September 30, 2001 was $31.2 million, or $.47 per share, compared to $45.9 million, or $.75 per share, for the same period in 2000. Income from operations for the nine months ended September 30, 2001 was $52.3 million, or $.79 per share, as compared to $68.8 million, or $1.12 per share a year ago.

"The results for the third quarter of 2001 were consistent with our expectations and have given us renewed confidence that we are positioned to produce solid results for 2001 and for 2002 demonstrating the benefits of the business integration process we have nearly completed," said Niel C. Ellerbrook, Vectren's Chairman and CEO.

Specific third quarter and year to date items include:

o A restructuring charge of $1.6 million net of tax and additional merger costs (accelerated depreciation) of $2.5 million net of tax, a total of $.06 per share, was reflected during the quarter as a continuation of the organization alignment following the merger. For the year, combined merger and restructuring costs total $15.2 million net of tax, or $.23 per share.

o Leveraged lease assets were sold during the second quarter resulting in an extraordinary loss of $7.7 million, or $.12 per share. Cash proceeds from the transaction of $46 million were used to reduce debt outstanding.

o The impact of the adoption of FAS 133 by the regulated wholesale power group, requiring mark to market accounting for certain power contracts, was an unfavorable $.6 million net of tax, or $.01 per share for the quarter. The impact for the year is a favorable $1.9 million net of tax, or $.03 per share.

                                     -more-

o Ohio operations which consists of 310,000 gas customers acquired November 1, 2000 resulted in a loss of $.10 in the 3rd quarter primarily due to the seasonal nature of gas operations.

o Warmer than normal heating weather negatively impacted year to date results by $.09 per share.

o Gas cost increases continue to adversely impact results due to decreased consumption, higher uncollectibles and other expenses. Results for the quarter were lower by approximately $.03 per share and, for the full year, by $.21 per share.


Please SEE ATTACHED unaudited schedules for additional financial information.

In conjunction with Vectren Corporation's third quarter earnings release, you are invited to listen in real-time to its conference call on October 24 at 10:00 a.m. EDT. The call will also be available for replay. A link to the live broadcast and replay will be available on Vectren's web site at http://www.vectren.com.

Vectren Corporation is an energy and applied technology holding company headquartered in Evansville, Indiana. Vectren's energy delivery subsidiaries provide gas and/or electricity to nearly one million customers in adjoining service territories that cover nearly two-thirds of Indiana and west central Ohio. Vectren's non-regulated subsidiaries and affiliates currently offer energy-related products and services to customers throughout the surrounding region. These services include gas marketing; coal production and sales; underground pipeline construction and repair; and broadband communication services. To learn more about Vectren, visit www.vectren.com.

NOTE: Net income for the three and nine-month periods ended September 30 is not indicative of net income for an annual period due to seasonal sales of gas and electric for space heating and cooling purposes.

This press release may contain forward-looking statements. Vectren wishes to caution readers that actual results could differ materially from those that will be projected in our discussions. Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you is readily available in our report Form 10-Q filed with the Securities and Exchange Commission on August 15, 2001.


Investor Contact:          Steven M. Schein, (812) 491-4209, sschein@vectren.com
Media Contact:    Jeffrey W. Whiteside, (812) 491-4205, jwhiteside@vectren.com

                                       ###


                                                        VECTREN CORPORATION
                                                       AND SUBSIDIARY COMPANIES

                                                   CONSOLIDATED STATEMENTS OF INCOME
                                                 (Thousands, except for share amounts)
                                                              (Unaudited)


                                            Three Months           Nine Months             Twelve Months
                                         Ended September 30     Ended September 30       Ended September 30
                                         ------------------     ------------------       ------------------
                                          2001       2000         2001       2000         2001        2000
                                         ------     ------       ------     ------       ------      ------
OPERATING REVENUE:
    Gas utility                       $  97,578   $ 90,156  $   774,265  $ 391,486  $ 1,201,531  $  548,972
    Electric utility                    104,335     97,936      287,564    249,215      374,757     317,824
    Energy services and other           156,444    129,763      611,889    300,426      804,991     383,447
                                      ---------   --------  -----------  ---------  -----------  ----------
        Total operating revenues        358,357    317,855    1,673,718    941,127    2,381,279   1,250,243
                                      ---------   --------  -----------  ---------  -----------  ----------

OPERATING EXPENSES:
    Cost of gas sold                     51,147     54,948      550,019    229,373      873,186     321,221
    Fuel for electric generation         21,011     20,154       56,852     55,619       72,403      72,081
    Purchased electric energy            22,565     12,449       69,379     25,085       80,688      27,145
    Cost of energy services and other   143,733    123,345      582,527    282,310      773,475     359,613
    Other operating                      55,218     46,023      175,823    142,620      232,632     193,089
    Merger and integration costs          1,326        864        2,088     31,306       11,927      31,306
    Restructuring costs                   2,580          -       14,382          -       14,382           -
    Depreciation and amortization        32,321     26,315       95,586     75,008      126,239      97,190
    Taxes other than income taxes         9,309      6,114       39,905     22,170       55,745      30,660
                                      ---------   --------  -----------  ---------  -----------  ----------
        Total operating expenses        339,210    290,212    1,586,561    863,491    2,240,677   1,132,305
                                      ---------   --------  -----------  ---------  -----------  ----------

OPERATING INCOME                         19,147     27,643       87,157     77,636      140,602     117,938

OTHER INCOME:
    Equity in earnings of
      unconsolidated investments          4,881        495       14,965     11,172       13,649      13,338
    Other - net                           1,961      6,181       11,512     20,274       15,726      22,522
                                      ---------   --------  -----------  ---------  -----------  ----------
            Total other income            6,842      6,676       26,477     31,446       29,375      35,860
                                      ---------   --------  -----------  ---------  -----------  ----------

INTEREST EXPENSE                         18,870     13,347       62,626     37,940       81,819      50,220
                                      ---------   --------  -----------  ---------  -----------  ----------

INCOME BEFORE INCOME TAXES                7,119     20,972       51,008     71,142       88,158     103,578

INCOME TAXES                              1,353      4,871       14,470     23,527       25,175      33,398

MINORITY INTEREST IN SUBSIDIARY             980        402          810        983          830       1,044

PREFERRED DIVIDEND REQUIREMENTS
   OF SUBSIDIARY                            268        241          748        776          989       1,045
                                      ---------   --------  -----------  ---------  -----------  ----------
NET INCOME BEFORE EXTRAORDINARY
LOSS AND CUMULATIVE EFFECT OF
CHANGE IN ACCOUNTING PRINCIPLE, NET   $   4,518   $ 15,458  $    34,980  $  45,856  $    61,164  $   68,091

EXTRAORDINARY LOSS, NET                       -          -       (7,706)         -       (7,706)          -

CUMULATIVE EFFECT OF CHANGE
IN ACCOUNTING PRINCIPLE, NET                  -          -        3,938          -        3,938           -
                                      ---------   --------  -----------  ---------  -----------  ----------

NET INCOME                            $   4,518   $ 15,458  $    31,212  $  45,856  $    57,396  $   68,091


AVERAGE COMMON SHARES OUTSTANDING        67,512     61,219       66,470     61,257       65,138      61,269
DILUTED COMMON SHARES OUTSTANDING        67,654     61,302       66,616     61,332       65,402      61,345

EARNINGS PER SHARE OF COMMON STOCK
  BASIC:
    NET INCOME BEFORE EXTRAORDINARY
      LOSS AND CUMULATIVE EFFECT OF
      CHANGE IN ACCOUNTING
      PRINCIPLE, NET                  $   0.07   $    0.25  $     0.53   $    0.75  $      0.94  $     1.11
      EXTRAORDINARY LOSS, NET                -           -       (0.12)          -        (0.12)          -
    CUMULATIVE  EFFECT OF CHANGE IN
       ACCOUNTING PRINCIPLE, NET             -           -        0.06           -         0.06           -
                                      --------   ---------  ----------   ---------  -----------  ----------
    EARNINGS PER SHARE OF
       COMMON STOCK                   $   0.07   $    0.25  $     0.47   $    0.75  $      0.88  $     1.11

  DILUTED:
    NET INCOME BEFORE EXTRAORDINARY
      LOSS AND CUMULATIVE EFFECT OF
      CHANGE IN ACCOUNTING PRINCIPLE,
      NET                             $   0.07   $    0.25  $     0.53   $    0.75  $      0.94  $     1.11
    EXTRAORDINARY LOSS, NET                  -           -       (0.12)          -        (0.12)          -
    CUMULATIVE  EFFECT OF CHANGE IN
      ACCOUNTING PRINCIPLE, NET              -           -        0.06           -         0.06           -
                                     ---------   ---------  ----------   ---------  -----------  ----------
    EARNINGS PER SHARE OF
       COMMON STOCK                   $   0.07   $    0.25  $     0.47   $    0.75  $      0.88  $     1.11


              VECTREN CORPORATION                  3 Months             9 Months             12 Months
                   HIGHLIGHTS                       Ended                 Ended                Ended
                                                 September 30          September 30         September 30
                                              ------------------     ----------------     -----------------
                  (Unaudited)                  2001        2000       2001      2000       2001 *     2000
                                              ------      ------     ------    ------     ------     ------

Basic and Diluted Earnings Per Average Share:
Utility Group                              $  (0.01)   $   0.17   $   0.33   $   0.43   $   0.75   $   0.74
Non-regulated Group
   Energy Services                             0.05        0.03       0.14       0.11       0.15       0.09
   Utility Services                            0.03           -       0.05       0.02       0.07       0.03
   Communications                             (0.03)          -      (0.05)      0.08      (0.06)      0.08

   Corporate and Other                         0.03        0.05          -       0.11      (0.03)      0.17
                                              -----       -----      -----      -----      -----      -----

        Total Non-regulated                    0.08        0.08       0.14       0.32       0.13       0.37
                                              -----       -----      -----      -----      -----      -----
     Total Earnings per Average Share **   $   0.07    $   0.25   $   0.47   $   0.75   $   0.88   $   1.11
                                              -----       -----      -----      -----      -----      -----
Restructuring Costs                            0.02           -       0.13          -       0.13          -
Merger and Integration Costs                   0.04        0.04       0.10       0.45       0.24       0.45
Impact of FAS 133 - Accounting
  for Derivatives                              0.01           -      (0.03)         -      (0.03)         -
Extraordinary Loss on Disposition
  of Assets                                       -           -       0.12          -       0.12          -
Prior Year One-Time Gain                          -           -          -      (0.08)         -      (0.08)
                                              -----       -----      -----      -----      -----      -----
     Income from Operations                $   0.14    $   0.29   $   0.79   $   1.12   $   1.34   $   1.48
                                              -----       -----      -----      -----      -----      -----

Summary of Impact of Restructuring Costs and Merger and Integration Costs:
(millions, except per share data)

Restructuring Costs                           $ 2.6        $  -      $14.4      $   -      $14.4       $  -
Merger and Integration Costs                    1.3         0.9        2.1       31.3       11.9       31.3
Depreciation                                    2.7         3.3        8.2        6.7       13.0        6.7
Taxes                                          (2.5)       (1.6)      (9.4)     (10.2)     (15.0)     (10.2)
                                             ------      ------      -----      -----     ------      -----
         Total                                $ 4.1       $ 2.6     $ 15.3     $ 27.8     $ 24.3     $ 27.8
                                             ------      ------    -------    -------    -------     ------
EPS Impact of Restructuring Costs
    and Merger and Integration Costs         $ 0.06       $0.04     $ 0.23     $ 0.45     $ 0.37     $ 0.45
                                            -------      ------    -------    -------    -------     ------

     Utility Group                           $ 0.05       $0.04     $ 0.21     $ 0.44     $ 0.28     $ 0.44
     Non-regulated Group                     $ 0.01        $  -      $0.02     $ 0.01     $ 0.09     $ 0.01

EBITDA (millions)
    Utility Group                            $ 40.4       $45.7     $160.0    $ 135.8    $ 240.0    $ 195.0
    Non-regulated Group                        16.7        14.3       43.9       46.5       50.6       53.9
                                             ------       -----      -----     ------      -----     ------
       Total                                 $ 57.1       $60.0     $203.9    $ 182.3    $ 290.6    $ 248.9
                                             ------      ------    -------    -------    -------    -------
Restructuring Costs                             2.6           -       14.4          -       14.4          -
Merger and Integration Costs                    1.3         0.9        2.1       31.3       11.9       31.3
Impact of FAS 133-Accounting for
  Derivatives                                   0.9           -       (3.1)         -       (3.1)         -
Extraordinary Loss on Disposition
  of Assets                                       -           -       12.4          -       12.4          -

Prior Year One Time Gain                          -           -          -       (8.0)         -       (8.0)
                                            -------     -------     ------      -----     -------     -----
    EDITA from Operations                    $ 61.9       $60.9     $229.7    $ 205.6     $ 326.2   $ 272.2
                                            -------      ------    -------    -------     -------   -------

Dividends Paid (per common share,
  12 months)                                 $ 1.03      $ 0.96

Annualized Dividend                          $ 1.02      $ 0.97

Dividend Yield (at close)                      4.6%        4.8%
Dividend Payout Ratio                        117.0%       86.5%

Dividend to Book Value                         8.4%        8.4%

Return on Average Shareholder Equity           7.5%        9.7%

Book Value Per Share                        $ 2.13       $11.59

Market to Book Value (at close)               185%         175%

Common Stock Prices (VVC - NYSE)

    High (during second quarter)           $ 22.46      $ 20.63

    Low (during second quarter)            $ 19.76      $ 17.31

    Close                                  $ 22.39       $20.31

Price/Earnings Ratio (trailing)               25.4         18.3

Percent Internally Generated Funds -
  Utility Group                                60%          57%

Ratio of Earnings to Fixed Charges - SEC Method

    Consolidated                              3.5           2.9
    Utility Group                             4.3           2.8

* Selected highlights for the twelve months ended September 30, 2001, include eleven months of operations resulting from the acquisition of the Ohio operations on October 31, 2000.

** Basic and diluted earnings per share for all periods are equal.


         SELECTED UTILITY                    3 Months                9 Months              12 Months
       OPERATING STATISTICS              Ended September 30      Ended September 30     Ended September 30
                                        ---------------------  ----------------------  ---------------------
            (Unaudited)                     2001        2000        2001        2000       2001        2000
                                        ---------  ----------  ----------  ----------  ----------  ---------
WEATHER  AS A PERCENT OF NORMAL:
    Heating Degree Days                      124%        124%         95%         88%        103%         88%
    Cooling Degree Days                       96%         87%         98%         88%        100%         87%

GAS MARGIN  (Thousands):

     Operating Revenues               $   97,578  $   90,156  $  774,265  $  391,486  $1,201,531  $  548,972
     Cost of Gas                          51,147      54,948     550,019     229,373     873,186     321,221
                                      ----------  ----------  ----------  ----------  ----------  ----------

     Margin                           $   46,431  $   35,208  $  224,246  $  162,113  $  328,345  $  227,751
                                      ==========  ==========  ==========  ==========  ==========  ==========

ELECTRIC MARGIN (Thousands):

     Operating Revenues               $  104,335  $   97,936  $  287,564  $  249,215  $  374,757  $  317,824
     Cost of Fuel & Purchased Power       43,576      32,603     126,231      80,704     153,091      99,226
                                      ----------  ----------  ----------  ----------  ----------  ----------
     Margin                           $   60,759  $   65,333  $  161,333  $  168,511  $  221,666  $  218,598
                                      ==========  ==========  ==========  ==========  ==========  ==========

GAS SOLD & TRANSPORTED (MDth)*:

     Residential                           3,974       3,166      51,008      33,398      83,335      49,781
     Commercial                            2,200       1,656      20,150      13,858      32,243      20,102
     Contract                             19,766      18,810      71,134      60,401     100,297      80,963
                                      ----------  ----------  ----------  ----------  ----------  ----------

                                          25,940      23,632     142,292     107,657     215,875     150,846
                                      ==========  ==========  ==========  ==========  ==========  ==========

ELECTRICITY SOLD (MWh):

     Residential                         476,310     455,105   1,122,121   1,049,165   1,456,119   1,310,814

     Commercial                          421,101     384,700   1,055,942     992,111   1,399,878   1,303,627

     Industrial                          662,635     628,457   1,865,383   1,872,225   2,485,130   2,493,436

     Miscellaneous Sales                   4,431       4,153      13,703      13,425      19,510      19,097
                                      ----------  ----------  ----------  ----------  ----------  ----------

       Total Retail                    1,564,477   1,472,415   4,057,149   3,926,926   5,360,637   5,126,974

     Wholesale                           909,512     561,478   2,769,179   1,564,209   3,499,256   1,964,098
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                       2,473,989   2,033,893   6,826,328   5,491,135   8,859,893   7,091,072
                                      ==========  ==========  ==========  ==========  ==========  ==========

* Gas operating statistics for the twelve months ended September 30, 2001 include eleven months of operations from the acquisition of the Ohio operations on October 31, 2000.


         SELECTED UTILITY                   3 Months                 9 Months                 12 Months
       OPERATING STATISTICS             Ended September 30       Ended September 30       Ended September 30
                                    -----------------------   -----------------------   -----------------------

           (Unaudited)                   2001         2000         2001         2000         2001         2000
                                    ----------  -----------   ----------   ----------   ----------   ----------

GAS OPERATING REVENUES (Thousands):
     Residential                    $   58,567   $   54,238   $  511,045   $  256,742   $  790,039   $  364,166

     Commercial                         23,577       22,365      186,909       92,353      285,340      126,885

     Contract                           13,598       12,077       69,988       36,250      117,627       49,522

     Miscellaneous Revenue               1,836        1,476        6,323        6,141        8,525        8,399
                                    ----------   ----------   ----------   ----------   ----------   ----------
                                    $   97,578   $   90,156   $  774,265   $  391,486   $1,201,531   $  548,972
                                    ==========   ==========   ==========   ==========   ==========   ==========

ELECTRIC OPERATING REVENUES (Thousands):

     Residential                    $   32,493   $   31,687   $   75,624   $   71,455   $   96,984   $   89,602

     Commercial                         21,087       20,472       55,906       53,752       75,749       70,773

     Industrial                         21,303       20,002       62,235       60,367       84,502       81,551

     Miscellaneous Revenue                 539        2,764        2,897        7,108        4,470        7,064
                                    ----------   ----------   ----------   ----------   ----------   ----------
       Total Retail                     75,422       74,925      196,662      192,682      261,705      248,990

     Wholesale                          28,913       23,011       90,902       56,533      113,052       68,834
                                    ----------   ----------   ----------   ----------   ----------   ----------
                                    $  104,335   $   97,936   $  287,564   $  249,215   $  374,757   $  317,824
                                    ==========   ==========   ==========   ==========   ==========   ==========
AVERAGE GAS CUSTOMERS**:

     Residential                       848,700      559,993      857,758      565,157      857,260      563,578

     Commercial                         78,934       56,024       79,673       56,666       79,627       56,533

     Contract                            3,732        1,246        3,731        1,250        3,732        1,247
                                    ----------   ----------   ----------   ----------   ----------   ----------
                                       931,366      617,264      941,162      623,073      940,619      621,358
                                    ==========   ==========   ==========   ==========   ==========   ==========

AVERAGE ELECTRIC CUSTOMERS:

     Residential                       115,169      112,873      115,028      111,288      114,930      110,893

     Commercial                         17,410       17,006       17,327       16,716       17,292       16,590

     Industrial                            169          164          166          167          166          169
                                    ----------   ----------   ----------   ----------   ----------   ----------
                                       132,748      130,043      132,521      128,171      132,388      127,652
                                    ==========   ==========   ==========   ==========   ==========   ==========

* Gas operating statistics for the twelve months ended September 30, 2001 include eleven months of operations from the acquisition of the Ohio operations on October 31, 2000.
** Average gas customers for the three, six and twelve months ended September 30, 2001 include 310,328; 311,277; and 311,009, respectively,for the Ohio operations.